EXHIBIT 23.1

                                     ARTHUR
                                    ANDERSEN




                                                     Arthur Andersen LLP
                                                     1345 Avenue of the Americas
                                                     New York NY 10105-0032







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated September 25, 1996 included in International Post Limited's Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this registration statement.


                                                         /S/ ARTHUR ANDERSEN LLP
                                                         -----------------------
                                                         ARTHUR ANDERSEN LLP


New York, New York
February 14, 1997